UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

February 16, 2011

Central Pacific Financial Corp.

(Exact name of registrant as specified in its charter)

Hawaii	0-10777	99-0212597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 South King Street, Honolulu, Hawaii	96813
(Address of principal executive offices)	(Zip Code)

(808) 544-0500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)                                  On February 16, 2011, Mr. Raymond William Wilson was appointed as Chief Credit Officer (“CCO”) and Executive Vice President of Central Pacific Financial Corp. (“CPF”) and Central Pacific Bank (the “Bank”).  Since June 2010, Mr. Wilson has been an Executive Vice President and head of Special Credits, Risk Management Group for the Bank.

Mr. Wilson, age 53, has served in various capacities in the last five years prior to joining the Bank, including Chief Financial Officer of Gryphon Gold Corporation, a publicly traded junior minerals exploration company (November 2009 - May 2010; appointed Chief Financial Officer January 1, 2010); Chief Financial Officer of El Capitan Precious Metals, Inc., a publicly traded junior minerals exploration company (May 2007 - May 2009); and Chief Operating Officer of Petaluma Butane Distributors, Inc., an umbrella company for a group of private operating companies and commercial and real estate holdings (August 2005 - April 2007).

(e)                                  On February 16, 2011, the Company and Mr. Wilson entered into a letter agreement confirming the terms of Mr. Wilson’s at will employment as CCO and Executive Vice President.  Mr. Wilson will receive a salary of $260,000 per annum and will be entitled to standard employee benefits and may participate in the Company’s profit sharing and 401(k) plan upon completion of the applicable eligibility requirements.  In addition, Mr. Wilson is entitled to a continuation of certain benefits he received under his prior compensation agreement as an officer of the Bank, including a housing allowance of $3,500 per month through June 2011 and any unused relocation assistance.  These are the same salary and benefits as he received as an officer of the Bank.

Item 9.01.  Financial Statements and Exhibits

(d)	The following Exhibits are filed herewith:

Exhibits	Description

10.1	Compensation agreement with Raymond William Wilson dated February 16, 2011.*

99.1	Press Release dated February 16, 2011.

*                                         Denotes management contract or compensatory plan, contract or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Pacific Financial Corp.
(Registrant)

Date: February 16, 2011

	By:	/s/ John C. Dean
John C. Dean
Executive Chairman

EXHIBIT INDEX

Exhibit No.	Description

10.1	Compensation agreement with Raymond William Wilson dated February 16, 2011.*

99.1	Press Release dated February 16, 2011

*              Denotes management contract or compensatory plan, contract or arrangement